UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2012

FISCHER-WATT GOLD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or other jurisdiction of incorporation)	0-17386 (Commission File Number)	88-0227654 (IRS Employer Identification #)

2186 S. Holly St., Suite 104 Denver, CO 80222 (Address of Principal Executive Office)

(303) 232-0292

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 14, 2012, we filed a Current Report on Form 8-K disclosing that we had completed the acquisition of New Fork Uranium Corporation, a Wyoming corporation (“New Fork”), pursuant to the terms of the Stock Purchase Agreement entered into between the Company and shareholders of New Fork.  The purpose of this Amendment No. 1 to the Current Report is to file the required historical financial statements of New Fork and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

The audited financial statements for New Fork as of December 31, 2011 and 2010 and for the periods then ended, including the notes thereto and the Independent Auditors’ Report thereon, are filed herewith as Exhibit 99.1.

(b)

Pro forma financial information.

The unaudited pro-forma financial information of the Company and New Fork , including the notes thereto, are included in the financial statements which are being filed herewith as Exhibit 99.2.

(c)

Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of New Fork as of December 31, 2011 and 2010 and for the periods then ended
99.2	Unaudited pro forma financial information of the Company and New Fork

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER-WATT GOLD COMPANY, INC.

/s/ James G. Baughman
James G. Baughman President and Chief Executive Officer

Dated:  July 3, 2012

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